UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 21, 2005

                                 Dillard's, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
            --------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                1-6140                                       71-0388071
------------------------------------------         -----------------------------
       (Commission File Number)                           (I.R.S. Employer
                                                         Identification No.)

          1600 Cantrell Road
         Little Rock, Arkansas                                 72201
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 (Address of Principal Executive Offices)                    (Zip Code)


                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     On May 21, 2005, the Board of Directors of the Company approved an amendment to the Bylaws of the Company to change the current plurality vote standard for director elections to a majority vote standard. The amendment was effective May 21, 2005 following the completion of the 2005 annual meeting of shareholders.

     The text of the new Bylaw provision follows:

"A majority of the shares of the respective class of the Capital Stock outstanding and eligible to vote in the election shall elect each Director for such class. "Majority" as used in the preceding sentence with respect to any nominee for Director is defined to mean that the affirmative vote of more than one half (1/2) of the shares of the respective class outstanding and eligible to vote in the election has been cast for such Director."

     Following is the old Bylaw provision, which has been replaced in its entirety by the new Bylaw provision:

"If, at such time, the Certificate of Incorporation does not provide for election by a particular class, then persons shall be placed in nomination for election by the Capital Stock of the Corporation entitle to vote for Directors. If persons have been nominated for election as Directors for a particular class of the Capital Stock of the Corporation, a plurality of the shares of the respective class cast in the election shall elect the Directors for such class. If persons have not been nominated for election as Directors for a particular class of the Capital Stock of the Corporation, then a plurality of the shares of Capital Stock in the election for Directors shall elect the Directors."


Item 9.01    Financial Statements and Exhibits.

     3(b)    Bylaws as currently in effect

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DILLARD'S, INC.



DATED: May 26, 2005                  By: /s/ Paul J. Schroeder, Jr.
       ------------                      --------------------------
                                     Name:   Paul J. Schroeder, Jr.
                                     Title:  Vice President & General Counsel

                                  EXHIBIT INDEX



Exhibit
Number           Description
-------          -----------

   3(b)          Bylaws as currently in effect.